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                                                                    EXHIBIT 10.3



                               SECURITY AGREEMENT

         Security Agreement dated as of July 11, 2001 made by Maptuit Corporation (the "CORPORATION") to and in favour of ZixIt Corporation (the "LENDER").

         RECITALS:

         (a) The Lender has advanced funds to the Corporation as evidenced by a convertible promissory note of even date herewith, issued by the Corporation to and in favour of the Lender (such promissory note as it may at any time or from time to time be amended, supplemented, restated or replaced (the "NOTE"); and

         (b) The Corporation has agreed to execute and deliver this security agreement to and in favour of the Lender as security for the payment and performance of the Corporation's obligations to the Lender under the Note.

         In consideration of the foregoing and other good and valuable consideration (the receipt and adequacy of which are acknowledged), the Corporation agrees as follows:

                                    ARTICLE 1
                                    SECURITY

SECTION 1.1 TERMS INCORPORATED BY REFERENCE.

         Terms defined in the Personal Property Security Act (Ontario) (the "PPSA") and used in this security agreement shall have the meanings specified in the PPSA.

SECTION 1.2 GRANT OF SECURITY.

         Subject to Section 1.5, the Corporation grants to the Lender a security interest (the "SECURITY INTEREST") in all the Corporation's right, title and interest in and to the property, assets and undertaking of the Corporation now owned or hereafter acquired (collectively, the "COLLATERAL") including, without limitation, any and all of the Corporation's:

         (a) inventory including goods held for sale, lease or resale, goods furnished or to be furnished to third parties under contracts of lease, consignment or service, goods which are raw materials or work in process, goods used in or procured for packing and materials used or consumed in the business of the Corporation;

         (b) equipment, machinery, furniture, fixtures, plants, vehicles and other goods of every kind and description and all licences and other rights and



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                  all records, files, charts, plans, drawings, specifications, manuals and documents relating thereto;

         (c) accounts due or accruing due and all agreements, books, accounts, invoices, letters, documents and papers recording, evidencing or relating thereto;

         (d) money, documents of title, chattel paper, instruments and securities;

         (e) intangibles including all security interests, goodwill, choses in action and other contractual benefits and all trade marks, trade mark registrations and pending trade mark applications, patents and pending patent applications and copyrights and other intellectual property (collectively, the "INTELLECTUAL PROPERTY");

         (f) substitutions and replacements of and increases, additions and, where applicable, accessions to the property described in
                  Section 1.2(a) - Section 1.2(e) inclusive; and

         (g) proceeds in any form derived directly or indirectly from any dealing with all or any part of the property described in
                  Section 1.2(a) - Section 1.2(f) inclusive of the proceeds of such proceeds.

SECTION 1.3 OBLIGATIONS SECURED.

(1) The Security Interest secures the payment and performance of all obligations due from the Corporation to the Lender pursuant to or in connection with the Note (collectively, and together with the expenses, costs and charges set out in Section 1.3(2), the "OBLIGATIONS").

(2) All expenses, costs and charges incurred by or on behalf of the Lender in connection with the enforcement of this security agreement, including all legal fees, court costs, receiver's or agent's remuneration and other expenses of taking possession of, repairing, protecting, insuring, preparing for disposition, realizing, collecting, selling, transferring, delivering or obtaining payment of the Collateral or other lawful exercises of the powers conferred by the Note, and of taking, defending or participating in any action or proceeding in connection with any of the foregoing matters or otherwise in connection with the Lender's interest in any Collateral, shall be added to and form a part of the Obligations.

SECTION 1.4 ATTACHMENT.

         The Corporation acknowledges that (i) value has been given, (ii) it has rights in the Collateral (other than after-acquired Collateral), (iii) it has not agreed to postpone the time of attachment of the Security Interest, and (iv) it has received a duplicate original copy of this security agreement.



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SECTION 1.5 SCOPE OF SECURITY INTEREST.

(1) To the extent that the creation of the Security Interest would constitute a breach or permit the acceleration or termination of any agreement, right, licence or permit of the Corporation (each, a "RESTRICTED ASSET"), the Security Interest shall not attach to the Restricted Asset but the Corporation shall hold its interest in the Restricted Asset in trust for the Lender, and shall assign such Restricted Asset to the Lender immediately upon obtaining the consent of the other party.

(2) Unless and until an Event of Default has occurred and is continuing, the Corporation may, without the consent of the Lender:

                  (i) sell, assign, transfer, exchange, lease, consign or otherwise dispose of Inventory in the ordinary course of its business;

                  (ii) sell or otherwise dispose of such part of its Equipment which is no longer necessary or useful in connection with its business or which has become worn out or obsolete or unsuitable for the purpose for which it was intended; and

                  (iii) collect Accounts in the ordinary course of its business.

(3) The grant of the Security Interest in the Intellectual Property shall not affect in any way the Corporation's rights to commercially exploit the Intellectual Property, defend it, enforce the Corporation's rights in it against third parties in any court or claim and be entitled to receive any damages with respect to any infringement of it.

(4)      The Security Interest shall not extend to consumer goods.

(5) The Security Interest shall not extend or apply to the last day of the term of any lease or sublease or any agreement for a lease or sublease now held or hereafter acquired by the Corporation in respect of real property, but the Corporation shall stand possessed of any such last day upon trust to assign and dispose of it as the Lender may direct.

SECTION 1.6 GRANT OF LICENCE TO USE INTELLECTUAL PROPERTY.

         For purposes of enabling the Lender to exercise its rights and remedies pursuant to Article 2, at such time the Lender shall be lawfully entitled to exercise its rights and remedies and for no other purpose, the Corporation grants to the Lender an irrevocable, nonexclusive licence (exercisable without payment of royalty or other compensation to the Corporation) to use, assign or sublicense any of the Intellectual Property wherever the same may be located, including in such licence access to (i) all media in which any of the licensed items may be recorded or stored, and (ii) all computer programs used for compilation or print-out.



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SECTION 1.7 CARE AND CUSTODY OF COLLATERAL.

         The Lender may, after the Security Interest shall have become enforceable, (i) notify any person obligated on an account or on chattel paper or any obligor on an instrument to make payments to the Lender whether or not the Corporation was previously making collections on such accounts, chattel paper or instruments, and (ii) assume control of any proceeds arising from the Collateral.

SECTION 1.8 AMALGAMATION.

         The Corporation acknowledges and agrees that if it amalgamates or merges with or into any other corporation or corporations, then (i) the term "Corporation" shall extend to and include the continuing corporation from such amalgamation or merger, and (ii) the Collateral hereby secured and the Security Interests over the Collateral of the Corporation will extend to and include all of the property, assets and undertakings of each of the amalgamating or merging corporations at the time of such amalgamation or merger and any and all property, assets and undertakings of the continuing corporation from such amalgamation or merger thereafter owned or acquired by such continuing corporation.

                                    ARTICLE 2
                                   ENFORCEMENT

SECTION 2.1 ENFORCEMENT.

         The Security Interest shall be and become enforceable against the Corporation upon the occurrence of an Event of Default (as such term is defined in the Note).

SECTION 2.2 REMEDIES.

(1) Whenever the Security Interest has become enforceable, the Lender may realize upon the Collateral and enforce its rights by:

         (a) entry onto any premises where Collateral consisting of tangible personal property may be located;

         (b) entry into possession of the Collateral by any method permitted by law;

         (c)      sale or lease of all or any part of the Collateral;

         (d) collection of any proceeds arising in respect of the Collateral;

         (e) collection, realization or sale of, or other dealing with, the accounts;

         (f) appointment by instrument in writing of a receiver (which term as used in this security agreement includes a receiver and manager) or agent of all or



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                  any part of the Collateral and removal or replacement from time to time of any receiver or agent;

         (g) institution of proceedings in any court of competent jurisdiction for the appointment of a receiver of all or any part of the Collateral;

         (h) institution of proceedings in any court of competent jurisdiction for sale or foreclosure of all or any part of the Collateral;

         (i) filing of proofs of claim and other documents to establish claims to the Collateral in any proceeding relating to the Corporation; and

         (j) any other remedy or proceeding authorized or permitted under the PPSA or otherwise by law or equity.

         (2) Such remedies may be exercised from time to time separately or in combination and are in addition to, and not in substitution for, any other rights of the Lender however created. The Lender shall not be bound to exercise any right or remedy, and the exercise of any rights and remedies shall be without prejudice to the rights of the Lender in respect of the Obligations including the right to claim for any deficiency.

SECTION 2.3 ADDITIONAL RIGHTS.

         In addition to the remedies set forth in Section 2.2, the Lender may, whenever the Security Interest has become enforceable:

         (a) require the Corporation, at the Corporation's expense, to assemble the Collateral at a place or places designated by notice in writing and the Corporation agrees to so assemble the Collateral;

         (b) require the Corporation, by notice in writing, to disclose to the Lender the location or locations of the Collateral and the Corporation agrees to make such disclosure when so required;

         (c) repair, process, modify, complete or otherwise deal with the Collateral and prepare for the disposition of the Collateral, whether on the premises of the Corporation or otherwise;

         (d) carry on all or any part of the business of the Corporation and, to the exclusion of all others including the Corporation, enter upon, occupy and use all or any of the premises, buildings, and other property of or used by the Corporation for such time as the Lender sees fit, free of charge, and the Lender shall not be liable to the Corporation for any act, omission or negligence (other than wilful misconduct) in so doing or for any rent,



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                  charges, depreciation or damages incurred in connection with or resulting from such action;

         (e) require the Corporation to engage a consultant or consultants of the Lender's choice, or engage a consultant or consultants on behalf of the Lender, such consultant to receive the full cooperation and support of the Corporation and its officers and employees, including unrestricted access to the premises and books and records of the Corporation; all reasonable fees and expenses of any such consultant shall be for the account of the Corporation and the Corporation hereby authorizes any such consultant to report directly to the Lender and to disclose to the Lender any and all information obtained by such consultant;

         (f) borrow for the purpose of carrying on the business of the Corporation or for the maintenance, preservation or protection of the Collateral and grant a security interest in the Collateral, whether or not in priority to the Security Interest, to secure repayment; and

         (g) commence, continue or defend any judicial or administrative proceedings for the purpose of protecting, seizing, collecting, realizing or obtaining possession or payment of the Collateral, and give good and valid receipts and discharges in respect of the Collateral and compromise or give time for the payment or performance of all or any part of the accounts or any other obligation of any third party to the Corporation.

SECTION 2.4 RECEIVER'S POWERS.

(1) Any receiver appointed by the Lender shall be vested with the rights and remedies which could have been exercised by the Lender in respect of the Corporation or the Collateral and such other powers and discretions as are granted in the instrument of appointment and any supplemental instruments. The identity of the receiver, its replacement and its remuneration shall be within the sole and unfettered discretion of the Lender.

(2) Any receiver appointed by the Lender shall act as agent for the Lender for the purposes of taking possession of the Collateral, but otherwise and for all other purposes (except as provided below), as agent for the Corporation. The receiver may sell, lease, or otherwise dispose of Collateral as agent for the Corporation or as agent for the Lender as the Lender may determine in its discretion.

(3) Except where the Lender is not permitted by the provisions of the PPSA to absolve itself from liability with respect thereto, the Lender, in appointing or refraining from appointing any receiver, shall not incur liability to the receiver, the Corporation or otherwise and shall not be responsible for any misconduct or negligence of the receiver.



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SECTION 2.5 APPOINTMENT OF ATTORNEY.

         Effective upon the Security Interest becoming enforceable against the Corporation, the Corporation irrevocably appoints the Lender (and any of its officers) as attorney of the Corporation (with full power of substitution) to do, make and execute, in the name of and on behalf of the Corporation, all such further acts, documents, matters and things which the Lender may deem necessary or advisable to accomplish the purposes of this security agreement including the execution, endorsement and delivery of documents and any notices, receipts, assignments or verifications of the accounts. All acts of the attorney are ratified and approved, and the attorney shall not be liable for any act, failure to act or any other matter or thing, except for its own wilful misconduct.

SECTION 2.6 DEALING WITH THE COLLATERAL.

(1) The Lender shall not be obliged to exhaust its recourse against the Corporation or any other person or against any other security it may hold in respect of the Obligations before realizing upon or otherwise dealing with the Collateral in such manner as the Lender may consider desirable.

(2) The Lender may grant extensions or other indulgences, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Corporation and with other persons, sureties or securities as it may see fit without prejudice to the Obligations, the liability of the Corporation or the rights of the Lender in respect of the Collateral.

(3) Except as otherwise provided by law or this security agreement, the Lender shall not be (i) liable or accountable for any failure to collect, realize or obtain payment in respect of the Collateral, (ii) bound to institute proceedings for the purpose of collecting, enforcing, realizing or obtaining payment of the Collateral or for the purpose of preserving any rights of any persons in respect of the Collateral, (iii) responsible for any loss occasioned by any sale or other dealing with the Collateral or by the retention of or failure to sell or otherwise deal with the Collateral, or (iv) bound to protect the Collateral from depreciating in value or becoming worthless.

SECTION 2.7 STANDARDS OF SALE.

         Without prejudice to the ability of the Lender to dispose of the Collateral in any manner which is commercially reasonable, the Corporation acknowledges that, to the extent permitted by law:

         (a)      collateral may be disposed of in whole or in part;

         (b) collateral may be disposed of by public auction, public tender or private contract, with or without advertising and without any other formality;



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         (c)      any assignee of such Collateral may be a customer of the
                  Lender;

         (d) a disposition of Collateral may be on such terms and conditions as to credit or otherwise as the Lender, in its sole discretion, may deem advantageous; and

         (e) the Lender may establish an upset or reserve bid or price in respect of Collateral.

                                    ARTICLE 3
                                     GENERAL

SECTION 3.1 DISCHARGE.

         The Security Interest shall be discharged upon, but only upon, full payment and performance of the Obligations. Upon satisfaction of such conditions to discharge the Security Interest, and at the request of the Corporation, the Lender shall execute and deliver to the Corporation such releases and discharges as the Corporation may reasonably require.

SECTION 3.2 AMENDMENTS, ETC.

         No amendment or waiver of any provision of this security agreement, nor consent to any departure by the Corporation from such provisions, is effective unless in writing and approved by the Lender. Any amendment, waiver or consent is effective only in the specific instance and for the specific purpose for which it was given.

SECTION 3.3 WAIVERS.

         No failure on the part of the Lender to exercise, and no delay in exercising, any right under this security agreement shall operate as a waiver of such right; nor shall any single or partial exercise of any right under this security agreement preclude any other or further exercise of such right or the exercise of any other right.

SECTION 3.4 NO MERGER.

         This security agreement shall not operate by way of merger of any of the Obligations and no judgment recovered by the Lender shall operate by way of merger of, or in any way affect, the Security Interest, which is in addition to, and not in substitution for, any other security now or hereafter held by the Lender in respect of the Obligations.

SECTION 3.5 FURTHER ASSURANCES.

         The Corporation shall from time to time, whether before or after the Security Interest shall have become enforceable, do all acts and things and execute and deliver all transfers, assignments and instruments as the Lender may reasonably require for (i) protecting the Collateral, (ii) perfecting the Security Interest, and (iii) exercising all



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powers, authorities and discretions conferred upon the Lender. The Corporation shall, from time to time after the Security Interest has become enforceable, do all acts and things and execute and deliver all transfers, assignments and instruments as the Lender may require for facilitating the sale or other disposition of the Collateral in connection with its realization.

SECTION 3.6 SUPPLEMENTAL SECURITY.

         This security agreement is in addition and without prejudice to and supplemental to all other security now held or which may hereafter be held by the Lender.

SECTION 3.7 NOTICES.

         Any notices, directions or other communications provided for in this security agreement shall be in writing and given in accordance with the provisions of the Note.

SECTION 3.8 SUCCESSORS AND ASSIGNS.

         This security agreement shall be binding upon the Corporation and its successors, and shall enure to the benefit of the Lender, its successors and assigns. In the event that the Note is assigned by the Lender, all rights of the Lender hereunder shall be assignable to such assignee of the Note. In any action brought by an assignee to enforce any right assigned hereunder, the Corporation shall not assert against the assignee any claim or defence which the Corporation now has or hereafter may have against the Lender.

SECTION 3.9 GENDER AND NUMBER.

         Any reference in this security agreement to gender shall include all genders and words importing the singular number only shall include the plural and vice versa.

SECTION 3.10 HEADINGS, ETC.

         The division of this security agreement into Articles and Sections and the insertion of headings are for convenient reference only and are not to affect its interpretation.

SECTION 3.11 SEVERABILITY.

         If any provision of this security agreement shall be deemed by any court of competent jurisdiction to be invalid or void, the remaining provisions shall remain in full force and effect.

SECTION 3.12 GOVERNING LAW.

         This security agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.



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SECTION 3.13 CONFLICTS.

         To the extent of any inconsistency between this security agreement and the Note, the Note shall prevail.

         IN WITNESS WHEREOF the Corporation has executed this security agreement.


                                           MAPTUIT CORPORATION

                                           By:  /s/ William K. Tapsott
                                              ----------------------------------
                                               Authorized Signing Officer